UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2023

BITECH TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27407	93-3419812
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

895 Dove Street, Suite 300

Newport Beach, CA 92660

(Address of principal executive offices)

(Registrant’s telephone number, including area code: (855) 777-0888

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2023, the board of directors of Bitech Technologies Corporation (the “Company”) approved the grant of a restricted stock award (the “Brilon Award”) to issue 500,000 shares of the Company’s common stock, $0.001 par value (the “Common Stock”) to Robert J. Brilon, the Company’s Chief Financial Officer and a director.

The Common Stock issued pursuant to the Brilon Award vests 100% on December 31, 2023 so long as Mr. Brilon is providing services to the Company or one of its subsidiaries. If Mr. Brilon voluntarily terminates his services with the Company or its subsidiaries for any reason or by the Company for “cause” prior to the vesting of shares of restricted Common Stock granted pursuant to the Brilon Award, the Common Stock issued pursuant to such award shall be forfeited to the Company.

On November 27, 2023, the board of directors of the Company approved the grant of a restricted stock award (the “Trimarche Award”) to issue 1,000,000 shares of Common Stock to Gregory Trimarche, a director.

The Common Stock issued pursuant to the Trimarche Award vests 100% on December 31, 2023 so long as Mr. Trimarche is providing services to the Company or one of its subsidiaries. If Mr. Trimarche voluntarily terminates his services with the Company or its subsidiaries for any reason or by the Company for “cause” prior to the vesting of shares of restricted Common Stock granted pursuant to the Trimarche Award, the Common Stock issued pursuant to such award shall be forfeited to the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report:

Exhibit No.	Description
10.1†	Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.3 of the Company’s Form 8-K filed with the SEC on April 20, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

†	Includes management contracts and compensation plans and arrangements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BITECH TECHNOLOGIES CORPORATION

Dated: November 29, 2023	By:	/s/ Benjamin Tran
Benjamin Tran
Chief Executive Officer